GOING CONCERN	12 Months Ended
Dec. 31, 2024
Going Concern.
Going Concern

3.           GOING CONCERN

The Group has evaluated whether there are certain conditions and events, considered in the aggregate, that raise substantial doubt about the Group’s ability to continue as a going concern within one year after the date that the Consolidated Financial Statements were available to be issued.

The Group has incurred a net loss of $56,582, $9,590 and $2,489 for the years ended December 31, 2022, 2023 and 2024 with negative operating flows of $20,715 and $48,163 for the years ended December 31, 2023 and 2024, respectively. As of December 31, 2024, there is net working capital deficit of $50,586 and accumulated deficit of $262,200. The Group has funded its operations and capital needs primarily through the net proceeds received from operations. Nevertheless, at the end of December 2024, Shanghai Lanting obtained a one-year bank facility of $4,110 from a local bank. As of the date of issuance of the consolidated financial statements, the Group has drawn down approximately $685 from the bank facility. Together, these factors raised substantial doubt regarding the Group’s ability to continue as a going concern as of December 31, 2024.

The Group intends to continue implementing various measures to improve operating efficiencies and liquidity including: (1) improve gross margin through implementing our brand matrix strategies, improving brand identity, and offering design-driven products; (2) enhance customer retention and repeated purchase; (3) optimize marketing and selling efficiency; (4) seek for more credit facilities or other financing.

These plans cannot alleviate the substantial doubt of the Group’s ability to continue as a going concern. There can be no assurance that the Group will be successful in achieving its strategic plans, that the Group’s future capital raises will be sufficient to support its ongoing operations, or that any additional financing will be available in a timely manner or with acceptable terms, if at all. If the Group is unable to raise sufficient financing or events or circumstances occur such that the Group does not meet its strategic plans, the Group will be required to reduce certain discretionary spending, alter or scale development programs, or be unable to fund capital expenditures, which would have a material adverse effect on the Group’s financial position, results of operations, cash flows, and ability to achieve its intended business objectives.

The accompanying consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty. Accordingly, the consolidated financial statements have been prepared on a basis that assumes the Group will continue as a going concern and which contemplates the realization of assets and satisfaction of liabilities and commitments in the ordinary course of business.